UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 5, 2007

Neoware, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-21240	23-2705700
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Horizon Drive, King of Prussia, Pennsylvania	19406
(Address of Principal Executive Offices)	(Zip Code)

(610) 277-8300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(e) On August 5, 2007, the Compensation and Stock Option Committee (the “Compensation Committee”) of Neoware, Inc. (the “Company”) approved annual bonuses for its executive officers under the Company’s Senior Officer Bonus Plan (the “Plan”). The Company did not achieve 100% of the revenues performance goal for fiscal 2007 that had been established in accordance with the Plan, which was previously approved by the Compensation Committee and disclosed by the Company on a Form 8-K filed with the SEC on March 6, 2007. In its discretion, the Compensation Committee granted bonuses based on percentages of base salaries that were less than 100% of each executive’s target bonus percentage in accordance with the Plan, after taking into consideration the Company’s performance during fiscal 2007 and such executive’s performance of his individual performance objectives (“MBO’s) and overall job performance including functional area and departmental objectives. .

The Compensation Committee approved the following cash bonuses under the Plan for each of the following executive officers: Klaus Besier, President and Chief Executive Officer — $160,313; Eric Rubino, Chief Operating Officer — $119,064; and Keith Schneck, Executive Vice President and Chief Financial Officer — $84,027.

All summaries or descriptions of the Plan are qualified in their entireties by the Plan filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on January 31, 2006.

See Item 8.01 below for the legends required pursuant to Rule 14a-12(a) under the Securities Exchange Act of 1934.

Item 8.01	Other Events.

Additional information and where to find it

Neoware intends to file with the Securities and Exchange Commission a proxy statement and other relevant materials in connection with the acquisition of the Company by Hewlett Packard (“HP”). The proxy statement will be mailed to the stockholders of Neoware. Before making any voting or investment decision with respect to the acquisition, investors and stockholders of Neoware are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the acquisition. The proxy statement and other relevant materials (when they become available), and any other documents filed by Neoware with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and stockholders of Neoware may obtain free copies of the documents filed with the SEC from Cameron Associates, 1370 Avenue of the Americas, New York, NY 10019, +1 212 245 8800.

Participants in the solicitation

Neoware and HP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Neoware stockholders in connection with the acquisition. Information about HP’s directors and executive officers is set forth in the proxy statement on Schedule 14A for HP’s 2007 Annual Meeting of Stockholders filed with the SEC on Jan. 23, 2007. Information about Neoware’s directors and executive officers is set forth in the proxy statement on Schedule 14A for Neoware’s

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2006 Annual Meeting of Stockholders filed with the SEC on Oct. 30, 2006. Additional information regarding the interests of participants in the solicitation of proxies in connection with the acquisition will be included in the proxy statement that Neoware intends to file with the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

NEOWARE, INC.
Dated: August 9, 2007
	By:	/S/ Keith D. Schneck
Keith D. Schneck, Executive Vice President and Chief Financial Officer

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